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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                JANUARY 26, 2004
                Date of Report (Date of Earliest Event Reported)



                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)




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
              NEW JERSEY                                1-6571                               22-1918501
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                           Identification Number)
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                            2000 GALLOPING HILL ROAD
                              KENILWORTH, NJ 07033
          (Address of principal executive offices, including Zip Code)


                                 (908) 298-4000
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

2003 Fourth Quarter and Full-Year Earnings Press Release
Schering-Plough issued a press release titled "Schering-Plough Reports Financial Results for 2003 Fourth Quarter, Full Year" on January 26, 2004, and the press release is attached to this 8-K as Exhibit 99.1. Schering-Plough also issued related Supplemental Data, which is attached to this 8-K as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits.  The following exhibits are filed with this 8-K:

 99.1 Press release titled "Schering-Plough Reports Financial Results for 2003 Fourth Quarter, Full Year"

 99.2    Supplemental Financial Data


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Schering-Plough today issued a press release titled "Schering-Plough Reports Financial Results for 2003 Fourth Quarter, Full Year" and provided additional supplemental financial data. The press release is attached to this 8-K as
Exhibit 99.1. The supplemental financial data is attached to this 8-K as Exhibit 99.2.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Schering-Plough Corporation




By: /s/Thomas H. Kelly
Thomas H. Kelly
Vice President and Controller

Date:  January 26, 2004
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Exhibit Index

The following exhibits are filed with this 8-K:


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
99.1    Press release titled "Schering-Plough Reports Financial Results for 2003 Fourth Quarter, Full Year"

99.2    Supplemental Financial Data
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